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                                                                     Exhibit 1.4

              [Form of Selling Stockholder Underwriting Agreement]

                         Metromedia Fiber Network, Inc.

                              Class A Common Stock
                           (par value $.01 per share)

                             Underwriting Agreement


                                                              New York, New York

                                                          ________________, 1999


SALOMON SMITH BARNEY INC.
CREDIT SUISSE FIRST BOSTON CORPORATION
DEUTSCHE BANK SECURITIES INC.
DONALDSON, LUFKIN & JENRETTE SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
As Representatives of the several Underwriters,
c/o      Salomon Smith Barney Inc.
         388 Greenwich Street
         New York, New York 10013


Ladies and Gentlemen:

         Certain stockholders of Metromedia Fiber Network, Inc., a Delaware corporation (the "Company"), named in Schedule I hereto (the "Selling Stockholders") severally propose to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom Salomon Smith Barney Inc., _______ and _______ (the "Representatives") are acting as representatives, [__________] shares of Class A Common Stock, par value $.01 per share, of the Company (the "Underwritten Securities"). The Selling Stockholders named in Schedule I hereto also propose to grant to the Underwriters an option to purchase up to [_________] additional shares of Common Stock to cover over-allotments (the "Option Securities," and together with the Underwritten Securities, the "Securities"). To the extent there are no additional Underwriters listed on
Schedule II other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. In addition, to the extent that there is not more than one Selling Stockholder named in Schedule I, the term Selling Stockholder shall mean either the singular or plural. The use of the neuter in this Agreement shall include the feminine and masculine wherever appropriate. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be


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deemed to refer to and include the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be (the "Incorporated Documents"); and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 17 hereof.

         1. REPRESENTATIONS AND WARRANTIES. (i) The Company and each of the Management Selling Stockholders jointly and severally represent and warrant to, and agrees with, each Underwriter as set forth below in this Section 1.

                  (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a Registration Statement (File No. 333-89087) on Form S-3, including a Basic Prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: (1) after the Effective Date of such Registration Statement, a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b), (2) prior to the Effective Date of such Registration Statement, an amendment to such Registration Statement (including the form of final prospectus supplement) or (3) a final prospectus in accordance with Rules 415 and 424(b). In the case of clause (1), the Company has included in such Registration Statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such Registration Statement and the Final Prospectus. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415(a)(1)(x).


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                  (b) On the Effective Date, the Registration Statement did or
         will, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date (as defined herein), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Exchange Act and the respective rules thereunder; on the Execution Time, the Registration Statement, as supplemented by any prospectus supplement filed pursuant to Rule 424(b), did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company and the Selling Stockholders make no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, it being understood and agreed that the only such information is that described as such in Section 8(b) of this Agreement.

                  (c) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder, any further Incorporated Documents so filed will, when they are filed, conform in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder; no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed), contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and no such further document, when it is filed, will contain an untrue statement of a material fact or will omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading.

                  (d) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation or limited liability company in good standing under the laws of the jurisdiction in which it is chartered or organized with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final


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         Prospectus (as then amended or supplemented), and is duly qualified to do business as a foreign corporation or limited liability company and is in good standing under the laws of each jurisdiction which requires such qualification, except where the failure to be so qualified would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (e) All the outstanding shares of capital stock of each subsidiary that is a corporation have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of the Company, any other security interests, claims, liens or encumbrances.

                  (f) The Company's authorized capitalization is as set forth in the Final Prospectus under the heading "Capitalization".

                  (g) The statements in the Final Prospectus under the headings "Certain United States Federal Income Tax Considerations", "Business--Regulation," "BusinessBFranchise, License and Related Agreements," "BusinessBRegulation of International Operations," "Description of the Notes" and "Business--Legal Proceedings" fairly summarize the matters therein described in all material respects.

                  (h) This Agreement has been duly authorized, executed and delivered by the Company; the Securities have been duly and validly authorized by the Company.

                  (i) The Company is not, and after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be, an "investment company" required to be registered under the Investment Company Act of 1940, as amended, without taking account of any exemption arising out of the number of holders of the Company's securities.

                  (j) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as will be obtained under the Act in connection with the registration of the Securities, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and


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         distribution of the Securities by the Underwriters in the manner contemplated herein or in the Final Prospectus.

                  (k) Neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated herein or the fulfillment of the terms hereof, will conflict with, result in a breach or violation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries, pursuant to (i) the charter or by-laws of the Company or any of its subsidiaries; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except in the case of clauses (ii) and (iii), as could not be reasonably expected to have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (l) The Securities conform as to legal matters to the description thereof contained in the Final Prospectus.

                  (m) The consolidated historical financial statements of the Company and its consolidated subsidiaries included in the Final Prospectus present fairly in all material respects the financial condition, results of operations and cash flows of the Company as of the dates and for the periods indicated and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the caption "Selected Consolidated Financial Data" in the Final Prospectus fairly present, on the basis stated in the Final Prospectus, the information included therein.

                  (n) The pro forma financial statements included in the Final Prospectus include assumptions that provide a reasonable basis for presenting the significant effects directly attributable to the transactions and events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma adjustments reflect the proper application of those adjustments to the historical financial statement amounts in the pro forma financial statements included in the Final Prospectus. The pro forma financial statements included in the Final Prospectus comply as to form in all material respects with the applicable accounting requirements of Regulation S-X under the


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         Act and the pro forma adjustments have been properly applied to the historical amounts in the compilation of those statements.

                  (o) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby; or (ii) could reasonably be expected to have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any amendment or supplement thereto).

                  (p) Except as described in the Final Prospectus, each of the Company and each of its subsidiaries owns, licenses, leases or has obtained rights-of-way for all such properties as are necessary to the conduct of its operations as presently conducted. The Company and each of its subsidiaries has good and marketable title, free and clear of all liens or encumbrances, to all property and assets described in the Final Prospectus as being owned by it on the date hereof and such properties and assets are in good repair and suitable for use as so described except as set forth in the Final Prospectus. All leases to which the Company or its subsidiaries are a party are valid and binding (subject to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity) and no default has occurred or is continuing thereunder which could have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and the Company and each subsidiary enjoy peaceful and undisturbed possession under all such leases to which any of them is a party as lessee with such exceptions as do not interfere materially with the use made by the Company or such subsidiary.

                  (q) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws; (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any


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         of its properties, as applicable, except in the case of clauses (ii)
         and (iii) as could not be reasonably expected to have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (r) Each of (i) Deloitte & Touche LLP, (ii) Ernst & Young LLP, and (iii) PriceWaterhouseCoopers LLP, each of whom have audited certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included in the Final Prospectus are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                  (s) The Company and each subsidiary has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof except in any case in which the failure so to file would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (t) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or is threatened or imminent that could have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (u) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance by the Company or sale by the Company of the Securities.

                  (v) The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; all policies of insurance and fidelity or surety bonds insuring the


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         Company or any of its subsidiaries or their respective businesses, assets, employees, officers and directors are in full force and effect; the Company and its subsidiaries are in compliance with the terms of such policies and instruments in all material respects; and there are no claims by the Company or any of its subsidiaries under any such policy or instrument as to which any insurance company is denying liability or defending under a reservation of rights clause; neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (w) Except as described in the Final Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company.

                  (x) Except as described in the Final Prospectus, the Company and its subsidiaries (i) possess the certificates, authorizations, approvals, franchises, licenses, rights-of-way and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as presently conducted, (ii) are not in violation of any such certificates, authorizations, approvals, franchises, licenses, rights-of-way and permits, except where such violation would not have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business and (iii) have not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization, approval, franchise, license, right-of-way or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

                  (y) The Company and its subsidiaries possess or have applied for the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential


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         information, systems or procedures), trademarks, service marks and trade names (collectively, "Intellectual Property") presently employed by them in connection with the businesses now operated by them, and neither the Company nor any of the Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to the foregoing except as could not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business. To the Company's knowledge, the use of such Intellectual Property in connection with the business and operations of the Company and its subsidiaries does not infringe on the rights of any person.

                  (z) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and
         (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                  (aa) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses as described in the Final Prospectus; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business; neither the Company nor any of the subsidiaries has been notified that it has been named as a "potentially responsible party" under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

                  (bb) Except as described in the Final Prospectus, the Company and its subsidiaries are implementing a comprehensive, detailed program to analyze and


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         address the risk that the computer hardware and software used by them may be unable to recognize and properly execute date-sensitive functions involving certain dates prior to and any dates after December 31, 1999 (the "Year 2000 Problem"), and reasonably believe that such risk will be remedied on a timely basis without material expense and will not have a material adverse effect upon the financial condition and results of operations of the Company and its subsidiaries, taken as a whole.

                  (cc) Each of the Company and its subsidiaries has fulfilled its obligations, if any, under the minimum funding standards of Section 302 of the United States Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the regulations and published interpretations thereunder with respect to each "plan" (as defined in Section 3(3) of ERISA and such regulations and published interpretations) in which employees of the Company and its subsidiaries are eligible to participate and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and such regulations and published interpretations; the Company and its subsidiaries have not incurred any unpaid liability to the Pension Benefit Guaranty Corporation (other than for the payment of premiums in the ordinary course) or to any such plan under Title IV of ERISA.

                  (dd) The subsidiaries listed on Schedule III attached hereto are the only significant subsidiaries of the Company as defined in Rule 1-02 of Regulation S-X (individually, a "Subsidiary" and collectively, the "Subsidiaries").

                  (ee) None of the transactions contemplated by this Agreement will violate or result in a violation of Section 7 of the Exchange Act, or any regulation promulgated thereunder, including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System.

                  (ff) Neither the Company nor any of the subsidiaries is a "holding company" or a "subsidiary company" of a holding company, or an "affiliate" thereof required to be registered under the Public Utility Holding Company Act of 1935, as amended.

                  (gg) Neither the Company nor any of its subsidiaries nor, to the Company's knowledge, any employee or agent of the Company or any subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended.

                  (hh) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act has indicated to the Company that it is considering (i) the downgrading, suspension or withdrawal of,


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         or any review for a possible change that does not indicate the direction of the possible change in, any rating assigned to the Company or any securities of the Company or (ii) any change in the outlook for any rating of the Company or any securities of the Company.

                  (ii) No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required by the Act to be described in the Final Prospectus which is not so described.

                  (jj) The Company has not taken, directly or indirectly, any action designed to cause or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

         Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

         (ii) Each Selling Stockholder represents and warrants to, and agrees with, each Underwriter that:

                  (a) Such Selling Stockholder is the record and beneficial owner of the Securities to be sold by it hereunder free and clear of all liens, encumbrances, equities and claims and has duly indorsed such Securities in blank, and, assuming that each Underwriter acquires its interest in the Securities it has purchased from such Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the New York Uniform Commercial Code (AUCC@)), each Underwriter that has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Securities.

                  (b) Such Selling Stockholder has not taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization


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         or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (c) Certificates in negotiable form for such Selling Stockholder's Securities have been placed in custody, for delivery pursuant to the terms of this Agreement, under a Custody Agreement and Power of Attorney duly authorized (if applicable) executed and delivered by such Selling Stockholder, in the form heretofore furnished to you (the "Custody Agreement") with ____________, as Custodian (the "Custodian"); the Securities represented by the certificates so held in custody for each Selling Stockholder are subject to the interests hereunder of the Underwriters; the arrangements for custody and delivery of such certificates, made by such Selling Stockholder hereunder and under the Custody Agreement, are not subject to termination by any acts of such Selling Stockholder, or by operation of law, whether by the death or incapacity of such Selling Stockholder or the occurrence of any other event; and if any such death, incapacity or any other such event shall occur before the delivery of such Securities hereunder, certificates for the Securities will be delivered by the Custodian in accordance with the terms and conditions of this Agreement and the Custody Agreement as if such death, incapacity or other event had not occurred, regardless of whether or not the Custodian shall have received notice of such death, incapacity or other event.

                  (d) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by such Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals as have been obtained.

                  (e) Neither the sale of the Securities being sold by such Selling Stockholder nor the consummation of any other of the transactions herein contemplated by such Selling Stockholder or the fulfillment of the terms hereof by such Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or by-laws of such Selling Stockholder or the terms of any indenture or other agreement or instrument to which such Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree applicable to such Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over such Selling Stockholder or any of its subsidiaries.

                  (f) Such Selling Stockholder has no reason to believe that the representations and warranties of the Company contained in this Section 1 are not true and correct, is familiar with the Registration Statement and has no knowledge of any material fact, condition or information not disclosed in the Final Prospectus or any supplement thereto which has adversely affected or may adversely affect the business of the Company or any of its subsidiaries; and the sale of Securities by such Selling Stockholder pursuant hereto is not prompted by any information concerning the Company or any of its subsidiaries which is not set forth in the Final Prospectus or any supplement thereto.

                  (g) In respect of any statements in or omissions from the Registration Statement or the Final Prospectus or any supplements thereto made in reliance upon and in conformity with information furnished in writing to the Company by any Selling Stockholder specifically for use in connection with the preparation thereof, such Selling Stockholder hereby makes the same representations and warranties to each Underwriter as the Company makes to such Underwriter under paragraph (i)(b) of this Section.

         Any certificate by any Selling Stockholder or any officer of any Selling Stockholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by such Selling Stockholder, as to matters covered thereby, to each Underwriter.

         2.       PURCHASE AND SALE.

                  (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholders agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Stockholders, at a purchase price of $[____] per share, the amount of the Underwritten Securities set forth opposite such Underwriter's name in Schedule II hereto.

                  (b) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Selling Stockholders named in Schedule I hereby grant an option to the several Underwriters to purchase, severally and not jointly, up to [_____] Option Securities at the same purchase price per share as the Underwriters shall pay for the Underwritten Securities. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the 30th day after the date of the Final Prospectus upon written or telegraphic notice by the Representatives to the Company and such Selling Stockholders setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The maximum number of Option Securities which each Selling Stockholder agrees to sell is set forth in Schedule I hereto. In the event that the Underwriters exercise less than their full over-allotment option, the number of Option Securities to be sold by each Selling

         Stockholder listed on Schedule I shall be, as nearly as practicable, in the same proportion as the maximum number of Option Securities to be sold by each Selling Stockholder and the number of Option Securities to be sold. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

         3. DELIVERY AND PAYMENT. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 A.M., New York City time, on [_________], 1999, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives and the Selling Stockholders or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being herein called the "Closing Date"). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by each of the Selling Stockholders to or upon the order of the Selling Stockholders by wire transfer payable in same-day funds to the account specified by the Company and the Selling Stockholders. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of The Depository Trust Company unless the Representatives shall otherwise instruct.

         Each Selling Stockholder will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from such Selling Stockholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

         If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Selling Stockholders named in Schedule I hereto will deliver the Option Securities (at the expense of the Company) to the Representatives, at 388 Greenwich Street, New York, New York, on the date specified by the Representatives (which shall be within three Business Days after exercise of said option) for the respective accounts of the several Underwriters, against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Selling Stockholders named in Schedule I by wire transfer payable in same-day funds to the accounts specified by the Selling Stockholders named in Schedule I hereto. If settlement for the Option Securities occurs after the Closing Date, such Selling Stockholders will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

         4. OFFERING BY UNDERWRITERS. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus.

         5.       AGREEMENTS.

         (i)      The Company agrees with the several Underwriters that:

                  (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement without the prior written consent of the Representatives, which consent shall not be unreasonably withheld, conditioned or delayed. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. Upon your request, the Company will cause the Rule 462(b) Registration Statement, completed in compliance with the Act and the applicable rules and regulations thereunder, to be filed with the Commission pursuant to Rule 462(b) and will provide evidence satisfactory to the Representatives of such filing. The Company will promptly advise the Representatives (1) when the Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof. Prior to the completion of the sale of the Securities by the Underwriters, the Company will not file any document under the Exchange Act that is incorporated by reference in the Registration Statement unless, prior to such proposed filing, the Company has furnished the Representatives with a copy of such document for their review and the Representatives have not reasonably objected to the filing of such document within a reasonable period of time. The Company will promptly advise the Representatives when any document filed under the Exchange Act that is incorporated by reference in the Registration Statement shall have been filed with the Commission.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it should be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to you in such quantities as you may reasonably request.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

                  (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with its review of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject. The Company will promptly advise the Representatives of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall use its best efforts to prevent the issuance of any order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, and, if at any time any state securities commission or any other regulatory authority shall issue an order suspending the qualification or exemption of the Securities under any state securities or Blue Sky laws, the Company shall use every reasonable effort to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (f) The Company will not, and the individuals listed on
         Schedule IV hereto will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any other shares of Common Stock or any securities convertible into, or exercisable, or exchangeable for, shares of Common Stock; or publicly announce an intention to effect any such transaction, for a period of [90] days after the date of the Underwriting Agreement, provided, however, that the Company may issue and sell Common Stock pursuant to any employee stock option plan, stock ownership plan or dividend reinvestment plan of the Company in effect at the Execution Time and the Company may issue Common Stock issuable upon the conversion of securities or the exercise of warrants outstanding at the Execution Time.

                  (g) The Company will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (h) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction of the Registration Statement, the Preliminary Final Prospectus and the Final Prospectus and each amendment or supplement to any of them; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, the Preliminary Final Prospectus and the Final Prospectus and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the Securities; (v) the printing (or reproduction) and delivery of this Agreement, the Custody Agreement, any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable fees and expenses of one counsel for the Underwriters relating to such registration and qualification); (vii) fees and expenses of the Custodian ; (viii) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (ix) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company; and (x) all other costs and expenses incident to the performance by the Company of its obligations hereunder; PROVIDED, HOWEVER, that, except as otherwise provided for herein, the Underwriters shall pay their own costs and expenses, including the fees of their counsel, any advertising expenses connected with any offers they may make.

                  (i) The Company agrees to do and perform all things required to be done and performed by it under this Agreement that are within its control on or prior to or after the Closing Date, as applicable, and to use its best efforts to satisfy all conditions precedent on its part to the delivery of the Securities.

         (ii) Each Selling Stockholder agrees with the several Underwriters that;

                  (a) Such Selling Stockholder will not, without the prior written consent of Salomon Smith Barney Inc. offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the

         Exchange Act with respect to, any shares of capital stock of the Company or any securities convertible into or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, other than shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney Inc.

                  (b) Such Selling Stockholder will not take any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                  (c) Such Selling Stockholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of (i) any material change in the Company's condition (financial or otherwise), prospects, earnings, business or properties, (ii) any change in information in the Registration Statement or the Final Prospectus relating to such Selling Stockholder or (iii) any new material information relating to the Company or relating to any matter stated in the Final Prospectus which comes to the attention of such Selling Stockholder.

         6. CONDITIONS TO THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Stockholders made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have requested and caused Arnold L. Wadler, General Counsel of the Company, to furnish to the Representatives his opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                           i. each of the Company's Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own or lease, as the case may be, and to operate, its properties and conduct its business as described in the Final Prospectus;

                           ii. all the outstanding shares of capital stock of the Company and each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                           iii. the Company's authorized capitalization is as set forth in the Final Prospectus under the heading "Capitalization";

                           iv. to the knowledge of such counsel, without conducting a docket search, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property that is not adequately disclosed in the Final Prospectus, except in each case for such proceedings that, if the subject of an unfavorable decision, ruling or finding would not, singly or in the aggregate, result in a material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole; and the statements in the Final Prospectus under the heading "BusinessCLegal Proceedings" fairly summarize the matters therein described;

                           v. neither the execution and delivery of this Agreement nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof, will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon, any property or asset of the Company or its subsidiaries pursuant to (i) the charter or by-laws of the Company's subsidiaries, or (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its respective property is subject which is known to such counsel;

                           vi. the statements in the Final Prospectus under the captions "Risk Factors B The Heavy Regulation of the Telecommunications Industry May Limit the Development of Our Networks and Affect Our Competitive Position" and "BusinessBRegulation" to the extent that they discuss U.S. federal, state, and local telecommunications statutes and regulations or legal or governmental proceedings of the FCC and state and local governments with respect to telecommunications regulatory matters, fairly summarize the matters referred to therein in all material respects;

                           vii. neither the execution and delivery of this Agreement by the Company nor the performance by the Company of its obligations under this Agreement will violate the Communications Act or the State Telecommunications Laws; and

                           viii. to the knowledge of such counsel, (A) the Company and its subsidiaries have in effect all the U.S. federal and state telecommunications regulatory licenses, permits, authorizations, consents, and approvals (hereinafter, "Licenses") required to conduct their respective businesses as presently conducted; (B) all such Licenses have been validly issued and are in full force and effect; (C) no determination has been made by the FCC or any State Regulatory Agency that the Company or any subsidiary is in violation of any such Licenses, and no proceeding is pending before any such agency in which any such violation has been alleged; and (D) no proceedings by the FCC or any State Regulatory Agency to revoke or restrict any such Licenses are pending or threatened. "Validly issued" as used in this paragraph means that the Licenses have been issued through the means of regular agency procedures applied in conformity with the applicable governing statute and prior agency practice and there is no legal basis under the applicable governing statute to conclude that the Company or any subsidiary cannot hold one or more of the Licenses as a matter of law. "Full force and effect" as used in this paragraph means (i) the orders issuing the Licenses have become effective under the applicable governing statute, (ii) the Licenses contain no conditions that would have a material adverse effect on the Company's or any subsidiary's operations except for such conditions imposed generally by the agency,
         (iii) all conditions precedent set forth in the Licenses have been satisfied where the failure to satisfy such conditions would have a material adverse effect on the Company's or any subsidiary's ability to conduct their respective businesses as they are presently conducted, and (iv) no stay of effectiveness has been issued.

                  (c) The Company shall have requested and caused Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Company, to furnish to the Representatives its opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

                           i. the Company and each of the Subsidiaries incorporated (in the case of a corporation) or organized (in the case of any other entity) under the laws of the States of Delaware or New York has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware or New York, as applicable, with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the Final Prospectus;

                           ii. the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, has been made pursuant to Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened by the Commission, and the Registration Statement and the Final Prospectus (other than the financial statements, schedules and other financial and statistical information contained therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder;

                           iii. this Agreement has been duly authorized, executed and delivered by the Company;

                           iv. To the extent that they constitute a summary of U.S. federal law and regulations, the statements in the Final Prospectus under the heading "Certain United States Federal Income Tax Considerations" fairly summarize the matters therein described in all material respects;

                           v. [the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Final Prospectus, will not be an "investment company" required to be registered under the Investment Company Act without taking account of any exemption arising out of the number of holders of the Company's securities;]

                           vi. [except as described in the Final Prospectus, there is no holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Securities or the right to have any other securities of the Company included in the registration statement or the right, as a result of the filing of the registration statement, to require registration under the Act of any securities of the Company;]

                           vii. no consent, approval, authorization, filing with or order of any court or governmental agency or body under the Federal laws of the United

         States or the laws of the State of New York or under the General Corporation Law of the State of Delaware is required in connection with the due authorization, execution and delivery of this Agreement, except such as will be obtained, taken or made or such, as may be required under the blue sky or securities laws of any state or foreign jurisdiction or the NASD (as to which such counsel need not express any opinion) or and such other approvals (specified in such opinion) as have been obtained (provided that such counsel need not express any opinion with respect to any consent, approval, authorization under the Communications Act of 1934, as amended, or any published rules, regulations or policies of the Federal Communications Commission (the "FCC") thereunder);

                           viii. neither the execution and delivery of this Agreement nor the consummation of any other of the transactions herein contemplated, nor the fulfillment of the terms hereof, will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or asset of the Company or its subsidiaries pursuant to, (i) the charter or by-laws of the Company; or
         (ii) any statute, law, rule or regulation of the Federal government of the United States (excluding the FCC) or the State of New York or under the General Corporation Law of the State of Delaware, or to such counsel's knowledge, any judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of its subsidiaries or any of their respective properties which is known to such counsel except as described in the Final Prospectus or for such violations as could not be reasonably expected to have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole; and

         In addition, such counsel shall state that it has participated in conferences with officers and other representatives of the Company, representatives of the independent accountants of the Company, the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement and the Final Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus (or any amendments or supplements thereto) and has made no independent investigation or verification thereof, and such counsel has not participated in the preparation of the Incorporated Documents, on the basis of the foregoing, no facts have come to the attention of such counsel that have led such counsel to believe that at the Execution Time and on the Closing Date the Registration Statement and the Final Prospectus contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements, schedules and other financial and statistical information which are contained or incorporated by reference therein or omitted thereform, as to which such counsel need express no opinion).

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the Federal laws of the United States or the General Corporation Law of the State of Delaware, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters; and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Registration Statement and the Prospectus in this Section 6(c) include any amendment or supplement thereto at the Closing Date.

                  (d) The Company shall have furnished to the Representatives the opinion of Baker & McKenzie, special regulatory counsel for the Company, dated the Closing Date, to the effect that:

                           i. to the extent they constitute a summary of the regulatory matters referred to therein, the statements in the Registration Statement and the Final Prospectus under the caption "BusinessCRegulation of International Operations" fairly summarize the matters referred to therein;

                           ii. no licenses under telecommunications legislation in England and Wales including the Telecommunications Act 1984, the Wireless Telegraphy Act 1949 or the Wireless Telegraphy Act 1998 other than the Licenses are required by the Company, ION LLC, ION or Racal to carry on the ION Business in the United Kingdom;

                           iii. no licenses under telecommunications legislation in England and Wales including the Telecommunications Act 1984, the Wireless Telegraphy Act 1949 or the Wireless Telegraphy Act 1998, other than the Licenses that are currently required by the Company in relation to the Company's telecommunications business as presently conducted in the United Kingdom; and

                           iv. no German telecommunications licenses, other than the class 3 license obtained by Metromedia Fiber Network GmbH, are currently required by the Company in relation to the European Network, the German Network, or the Company's telecommunications business as presently conducted in Germany.

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than Germany or the United Kingdom or the regulations of the European Union.

                  (e) The Selling Stockholders shall have requested and caused Paul, Weiss, Rifkind, Wharton & Garrison, counsel for the Selling Stockholders, to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives, to the effect that:

                           i. this Agreement, the Custody Agreement and Power of Attorney have been duly authorized, executed and delivered by the Selling Stockholders, the Custody Agreement is valid and binding on the Selling Stockholders and each Selling Stockholder has full legal right and authority to sell, transfer and deliver in the manner provided in this Agreement and the Custody Agreement the Securities being sold by such Selling Stockholder hereunder;

                           ii. assuming that each Underwriter acquires its interest in the Securities it has purchased from such Selling Stockholder without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), each Underwriter that has purchased such Securities delivered on the Closing Date to The Depository Trust Company or other securities intermediary by making payment therefor as provided herein, and that has had such Securities credited to the securities account or accounts of such Underwriters maintained with The Depository Trust Company or such other securities intermediary will have acquired a security entitlement (within the meaning of Section 8-102(a)(17) of the UCC) to such Securities purchased by such Underwriter, and no action based on an adverse claim (within the meaning of Section 8-105 of the UCC) may be asserted against such Underwriter with respect to such Securities;

                           iii. no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by any Selling Stockholder of the transactions contemplated herein, except such as may have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained; and

                           iv. neither the sale of the Securities being sold by any Selling Stockholder nor the consummation of any other of the transactions herein contemplated by any Selling Stockholder or the fulfillment of the terms hereof by any Selling Stockholder will conflict with, result in a breach or violation of, or constitute a default under any law or the charter or By-laws of the Selling Stockholder or the terms of any indenture or other agreement or instrument known to such counsel and to which any Selling Stockholder or any of its subsidiaries is a party or bound, or any judgment, order or decree known to such counsel to be applicable to any Selling Stockholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Stockholder or any of its subsidiaries.

                  (f) The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the sale of the Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (g) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board of Directors or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplements to the Final Prospectus and this Agreement and that:

                           i. the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

                           ii. no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           iii. since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus (exclusive of any amendment or supplement thereto), there has been no material adverse change in the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any amendment or supplement thereto).

                  (h) Each Selling Stockholder shall have furnished to the Representatives a certificate, signed by the Chairman of the Board or the President and the principal financial or accounting officer of such Selling Stockholder, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that the representations and warranties of such Selling Stockholder in this Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

                  (i) At the Execution Time and at the Closing Date, the Company shall have requested and caused Ernst & Young LLP to furnish to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the applicable rules and regulations thereunder, that they have performed a review of the unaudited interim financial information of the Company for the [_____] month period ended [_______], 1999 and as at [______], 1999 and stating in effect that:

                           i. in their opinion the audited financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations thereunder;

                           ii. on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review in accordance with the standards established under Statement on Auditing Standards No. 71, of the unaudited interim financial information for the [______] month period ended [______], 1999, and as at [_________], 1999, as indicated in their report included or incorporated in the Registration Statement and the Final Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to [_________], 1998, nothing came to their attention which caused them to believe that:

                           (1) any unaudited financial statements included or
                  incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or that said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                           (2) with respect to the period subsequent to
                  [______], 1999, there were any changes, at a specified date not more than three days prior to the date of the letter, in the capital stock, increase in long-term debt of the Company and its subsidiaries or decreases in net assets or stockholders' equity of the Company as compared with the amounts shown on the [______], 1999 consolidated balance sheet included in the Final Prospectus, or for the period from [_______], 1999 to such specified date there were any decreases, as compared with the corresponding period in the preceding year in revenues or in total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                           (3) the information included under the headings
                  "Selected Consolidated Financial Data" and
                  "ManagementBExecutive Compensation" is not in conformity with the disclosure requirements of Regulation S-K;

                           iii. they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Final Prospectus, including the information set forth under the captions "Risk Factors", "Use of Proceeds", "Capitalization", "Selected Consolidated Financial Data", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business", "Management", and "Certain Relationships and Related Transactions" in the Final Prospectus, the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K incorporated in the Final Prospectus and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Final Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

                           iv. on the basis of a reading of the unaudited pro forma financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus (the "pro forma financial statements"); carrying out certain specified procedures; inquiries of certain officials of the

         Company and [___________] who have responsibility for financial and accounting matters; and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                  (j) The Representatives shall have also received from Ernst & Young LLP a letter stating that the Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the financial statements of the Company and its subsidiaries.

                  (k) At the Execution Time and at the Closing Date, Deloitte & Touche LLP shall have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations thereunder, and stating in effect that:

                           i. in their opinion the audited financial statements and financial statement schedules included in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations; and

                           ii. they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Final Prospectus in this paragraph (k) include any supplement thereto at the date of the letter.

                  (l) At the Execution Time and at the Closing Date, PricewaterhouseCoopers LLP shall have furnished to the Representatives a letter or letters, dated respectively as of the Execution Time and as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the applicable rules and regulations thereunder, and stating in effect that:

                           i. in their opinion the audited financial statements and financial statement schedules included in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the accounting requirements of the Act and the related published rules and regulations; and

                           ii. they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Final Prospectus in this paragraph (l) include any supplement thereto at the date of the letter.

                  (m) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any amendment or supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any amendment or supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to market the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any amendment or supplement thereto).

                  (n) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities, including the Securities, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change.

                  (o) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company, shall be contemplated by the Commission at or prior to the Closing Date; (ii) there shall not have been any change in the capital stock of the Company nor any material increase in the short-term or long-term debt of the Company (other than in the ordinary course of business) from that set forth or contemplated in the Registration Statement or the Final Prospectus (or any amendment or supplement thereto); (iii) there shall not have been, since the respective dates as of which information is given in the Registration Statement and the Final Prospectus (or any amendment or supplement thereto), except as may otherwise be stated in the Registration Statement and Final Prospectus (or any amendment or supplement thereto), any material adverse change in the condition (financial or other), business, prospects, properties, net worth or results of operations of the Company and the Subsidiaries taken as a whole; (iv) the Company and the Subsidiaries shall not have any liabilities or obligations, direct or contingent (whether or not in the ordinary course of business), that are material to the Company and the Subsidiaries, taken as a whole, other than those reflected in the Registration Statement or the Final Prospectus (or any amendment or supplement thereto); and (v) all the representations and warranties of the Company contained in this Agreement shall be true and correct on and as of the date hereof and on and as of the Closing Date as if made on and as of the Closing Date and you shall have received a certificate, dated the Closing Date and signed by the chief executive officer and the chief financial officer of the Company (or such other officers as are acceptable to you), to the effect set forth in this
         Section 6(f) hereof.

                  (p) The Company shall not have failed at or prior to the Closing Date to have performed or complied with any of its agreements herein contained and required to be performed or complied with by it hereunder at or prior to the Closing Date.

                  (q) At the Execution Time, the Selling Stockholders shall have furnished to the Representatives a letter substantially in the form of Exhibit A hereto addressed to the Representatives from each individual listed on Schedule IV.

                  (r) Prior to the Closing Date, the Company and Selling Stockholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (s) If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

                  (t) The documents required to be delivered by this Section 6 will be delivered at the office of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, at 919 Third Avenue, New York, New York 10022, on the Closing Date.

         7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through Salomon Smith Barney Inc. on demand for all out-of-pocket expenses (including reasonable fees and disbursements of one counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities. If the Company is required to make any payments to the Underwriters under this Section 7 because of any Selling Stockholder's refusal, inability or failure to satisfy any condition to the obligations of the Underwriters set forth in Section 6, the Selling Stockholders PRO RATA in proportion to the percentage of Securities to be sold by each shall reimburse the Company on demand for all amounts so paid.

         8. INDEMNIFICATION AND CONTRIBUTION. (a) The Company and the Management Selling Stockholders jointly and severally agree to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that (i) the Company and the Management Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein and (ii) with respect to any untrue statement or alleged untrue statement of, or omission or alleged omission to state, a material fact made in any Preliminary Final Prospectus, the indemnity agreement contained in this Section 8(a) shall not inure to the benefit of any Underwriter (or any of the directors, officers, employees and agents of such Underwriter or any controlling person of such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities concerned, to the extent that any such loss, claim, damage or liability of such Underwriter occurs under the circumstances where it shall have been determined by a court of competent jurisdiction (or appropriate arbitral proceeding) by final and nonappealable judgment that (w) the Company had previously furnished copies of the Final Prospectus to the Underwriters, (x) delivery of the Final Prospectus was required by the Act or under this Agreement to be made to such person, (y) the untrue statement or omission of a material fact contained in the Preliminary Final Prospectus was corrected in the Final Prospectus and (z) there was not sent or given to such person, at or prior to the written confirmation of the sale of such Securities to such person, a copy of the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company or the Management Selling Stockholders may otherwise have.

                  (b) Each Selling Stockholder severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, employees, agents and each person who controls the Company within the meaning of either the Act or the Exchange Act, each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls the Company or any Underwriter within the meaning of either the Act or the Exchange Act and each other Selling Stockholder, if any, to the same extent as the foregoing indemnity from the Company and Management Selling Stockholder to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Selling Stockholder may otherwise have.

                  (c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers, employees, agents and each person who controls the Company within the meaning of either the Act or the Exchange Act and each Selling Stockholder, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and each Selling Stockholder acknowledge that the statements set forth [in the last paragraph of the cover page regarding delivery of the Securities, the legend in block capital letters on page [2] related to stabilization, syndicate covering transactions and penalty bids and, under the heading "Underwriting" or "Plan of Distribution", (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances and (iii) the paragraph related to stabilization, syndicate covering transactions and penalty bids in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.]

                  (d) Promptly after receipt by an indemnified party under this
         Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses as determined by a court of competent jurisdiction and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to assume the defense of such action and appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); PROVIDED, HOWEVER, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to assume the defense of such action or appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, which has not been waived; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been reasonably advised by such counsel that there are legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have assumed the defense of the action or employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

                  (e) In the event that the indemnity provided in paragraph (a),
         (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Selling Stockholders, jointly and severally, and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company, the Selling Stockholders and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and by the Underwriters on the other from the offering of the Securities; PROVIDED, HOWEVER, that in no case shall any Underwriter (except as may be provided in any agreement among Underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Selling Stockholders, jointly and severally, and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Management Selling Stockholder on the one hand and of the Underwriters on the other in connection with the statements or omissions or alleged statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Stockholders shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by it, and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Selling Stockholders on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission or alleged untrue statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this
         Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act and each officer, director, employee and agent of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

                  (f) The liability of each Selling Stockholder under such Selling Stockholder's representations and warranties contained in
         Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the public offering price of the Securities sold by such Selling Stockholder to the Underwriters. The Company and the Selling Stockholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

         9. DEFAULT BY AN UNDERWRITER. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; PROVIDED, HOWEVER, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to
(i) make arrangements for the purchase of the Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase by other persons satisfactory to the Selling Stockholder and the non-defaulting Underwriters, and/or (ii) purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not make such arrangements and/or purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholders or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholders or any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. TERMINATION. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if at any time prior to such time
(i) trading in the Company's Common Stock shall have been suspended by the Commission or the NASDAQ National Market or trading in securities generally on the New York Stock Exchange or the NASDAQ National Market shall have been suspended or limited or minimum prices shall have been established on such Exchange or the NASDAQ National Market; (ii) a banking moratorium shall have been declared either by Federal or New York State authorities; or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any amendment or supplement thereto).

         11. REPRESENTATIONS AND INDEMNITIES TO SURVIVE. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of each Selling Stockholder and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, any Selling Stockholder or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Agreement.

         12. NOTICES. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to Salomon Smith Barney Inc. General Counsel (fax no.:
(212) 816-7912) and confirmed to the General Counsel, Salomon Smith Barney Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; or, if sent to the Company, will be mailed, delivered or telefaxed to Metromedia Fiber Network Services, Inc. c/o

Metromedia Fiber Network, Inc., One North Lexington Avenue, White Plains, New York 10601, Attention: Chief Financial Officer (fax no.: (914) 421-6777) and confirmed to it at Metromedia Company, One Meadowlands Plaza, East Rutherford, New Jersey 07073-2137, Attention: General Counsel (fax no.: (201) 531-2803) and 215 East 67th Street, New York, New York 10021, Attention: Executive Vice President (fax no.: (212) 606-4337); or if sent to any Selling Stockholders, will be mailed, delivered or telefaxed and confirmed to it at the address set forth in Schedule I hereto.

         13. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and, except as expressly set forth in Section 5(h) or Section 8 hereof, no other person will have any right or obligation hereunder.

         14. APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

         15. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same instrument.

         16. HEADINGS. The section headings used herein are for convenience only and shall not affect the construction hereof.

         17. DEFINITIONS. The terms which follow, when used in this Agreement, shall have the meanings indicated.

         "Act" shall mean the Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.

         "Basic Prospectus" shall mean the prospectus referred to in paragraph 1(a) above contained in the Registration Statement at the Effective Date including any Preliminary Final Prospectus.

         "Business Day" shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

         "Commission" shall mean the Securities and Exchange Commission.

         "Communications Act" shall mean the Communications Act of 1934, as amended (including amendments made by the Telecommunications Act of 1996), 47 U.S.C. section 151 and the rules and regulations of the FCC.

         "Effective Date" shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

         "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

         "Final Prospectus" shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

         "Management Selling Stockholders" shall mean to include Stephen A. Garofalo, Howard M. Finkelstein, Gerard Benedetto, Silvia Kessel, and Arnold L. Wadler.

         "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus.

         "Registration Statement" shall mean the registration statement referred to in paragraph 1(a) above, including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

         "Rule 415", "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Act.

         "Rule 430A Information" shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

         "Rule 462(b) Registration Statement" shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

         "State Telecommunications Laws" shall mean the comparable state statutes of the following states governing the regulation of telecommunication service in [California,

Connecticut, Delaware, District of Columbia, Illinois, Maryland, Massachusetts, New Jersey, New York, Oregon, Pennsylvania, Rhode Island, Virginia and Washington].

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this Agreement and your acceptance shall represent a binding agreement among the Company, the Selling Stockholders and the several Underwriters.


                                    Very truly yours,
                                    METROMEDIA FIBER NETWORK, INC.,



                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                    [SELLING STOCKHOLDER]



                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:


The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule II hereto.
Salomon Smith Barney Inc.
[NAME OF COMANAGER, IF ANY]

By:  Salomon Smith Barney Inc.

By:
    ---------------------------------
    Name:
    Title:

For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.
         [or

Salomon Smith Barney Inc.

By:
    ---------------------------------
    Name:
    Title:

For itself and the other
several Underwriters, if any,
named in Schedule II to the
foregoing

                                   SCHEDULE I

                                          Number of Underwritten                    Maximum Number of
       Selling Stockholders:               Securities to be Sold               Option Securities to be Sold
Stephen A. Garofalo
[address, fax no.]

Howard M. Finkelstein
[address, fax no.]

Gerard Benedetto
[address, fax no.]

Silvia Kessel
[address, fax no.]

David Rockefeller
[address, fax no.]

Stuart Subotnick
[address, fax no.]

John Kluge
[address, fax no.]

Arnold L. Wadler
[address, fax no.]

Metromedia Company
[address, fax no.]
                                              --------------                         ---------------
Total ................
                                              ==============                         ===============

                                   SCHEDULE II


                                                        NUMBER OF UNDERWRITTEN
       UNDERWRITERS                                   SECURITIES TO BE PURCHASED
       ------------                                   --------------------------

Salomon Smith Barney Inc.
Credit Suisse First Boston Corporation
Deutsche Bank Securities Inc.
Donaldson, Lufkin & Jenrette Securities Corporation
Goldman, Sachs & Co.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated






                                                    -------------

  Total ................

                                  SCHEDULE III


SUBSIDIARIES OF THE COMPANY

1.  Metromedia Fiber Network NYC, Inc.

2. Metromedia Fiber Network of New Jersey, Inc.

3.  Metromedia Fiber Network Services, Inc.

4.  Metromedia Fiber Network of Illinois, Inc.

5.  MFN of VA, L.L.C.

6.  MFN Purchasing, Inc.

7.  AboveNet Communications Inc.

                                   SCHEDULE IV

INDIVIDUALS TO PROVIDE LOCK-UP AGREEMENTS

1.                Vincent A. Galluccio

2.                Nicholas M. Tanzi

3.                David Rand

4.                Sherman Tuan

                                    Exhibit A



      [Letterhead of officer, director or major stockholder of Corporation]

                                                            , 1999

Salomon Smith Barney Inc.
[NAME OF COMANAGERS, IF ANY]
As Representatives of the several Underwriters, c/o Salomon Smith Barney Inc.
     388 Greenwich Street
     New York, New York 10013

  Ladies and Gentlemen:

         This letter is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement"), between Metromedia Fiber Network, Inc., a Delaware corporation (the "Company"), the Selling Stockholders listed in Schedule I thereto and each of you as representatives of a group of Underwriters named therein, relating to an underwritten public offering of Common Stock, $.01 par value (the "Common Stock"), of the Company.

         In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing or participation in the filing of) a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 90 days after the date of this Agreement, other than shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney Inc.

         If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), the agreement set forth above shall likewise be terminated.

                                        Yours very truly,


                                        By:
                                            ----------------------------------
                                            Name:
                                            Title: